UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):

January 13, 2015
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Delphi Automotive PLC
(Exact name of registrant as specified in its charter)
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Jersey	001-35346	98-1029562
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Courteney Road Hoath Way Gillingham, Kent ME8 0RU United Kingdom
(Address of Principal Executive Offices)(Zip Code)
(Registrant’s Telephone Number, Including Area Code) 011-44-163-423-4422
(Former Name or Former Address, if Changed Since Last Report) N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
Senior executives of Delphi Automotive PLC (the “Company”) are expected to present on January 13, 2015 to investors and security analysts at Deutsche Bank’s 2015 Global Auto Industry Conference in Detroit, Mich. Their presentation will include a discussion of the Company’s strategy, financial profile and related matters, including certain financial information. In connection with such presentation, the Company is making available the presentation slides attached hereto as Exhibit 99.1, which are incorporated herein by reference. The presentation is also available on the Company’s website at www.delphi.com.
The information in this Item 2.02 and Item 9.01, including Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act.

Item 7.01	Regulation FD Disclosure.
See “Item 2.02. Results of Operations and Financial Condition” above.

Item 8.01	Other Events.
Also on January 13, 2015, the Company issued a press release announcing that its Board of Directors has authorized a new share repurchase program of up to $1.5 billion of its outstanding ordinary shares. This share repurchase program provides for share purchases in the open market or in privately negotiated transactions, depending on share price, market conditions and other factors, as determined by the Company, up to the $1.5 billion limit. This program will commence following the completion of the Company's previous share repurchase program.
A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit
Number	Description

99.1	Presentation slides from the Company’s presentation at Deutsche Bank's 2015 Global Auto Industry Conference to be held on January 13, 2015

99.2	Press Release dated January 13, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 13, 2015	DELPHI AUTOMOTIVE PLC

		By:	/s/Mark J. Murphy
Mark J. Murphy
Chief Financial Officer and Executive Vice President

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Presentation slides from the Company’s presentation at Deutsche Bank's 2015 Global Auto Industry Conference to be held on January 13, 2015

99.2	Press Release dated January 13, 2015

4